Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2007	2006	2007	2006
Net revenue	$192,278	$182,047	$560,319	$528,930
Operating expenses:
Personnel expense	59,338	55,362	177,869	172,878
Medical supplies expense	50,310	50,497	149,129	148,362
Bad debt expense	15,881	13,840	45,157	42,450
Other operating expenses	37,650	35,316	111,439	106,489
Depreciation	8,629	8,725	26,270	25,930
Amortization	126	252	505	756
Loss (gain) on disposal of property, equipment and other assets	188	(296)	1,047	(237)
Impairment of long-lived assets	—	451	—	451

Total operating expenses	172,122	164,147	511,416	497,079

Income from operations	20,156	17,900	48,903	31,851
Other income (expenses):
Interest expense	(5,224)	(7,583)	(18,450)	(23,888)
Loss on early extinguishment of debt	—	—	(5,142)	(1,370)
Interest and other income, net	1,752	2,971	6,285	5,704
Equity in net earnings of unconsolidated affiliates	1,175	1,408	4,095	3,883

Total other expenses, net	(2,297)	(3,204)	(13,212)	(15,671)

Income from continuing operations before minority interest, income taxes and discontinued operations	17,859	14,696	35,691	16,180
Minority interest share of earnings of consolidated subsidiaries	(3,914)	(4,742)	(10,354)	(12,350)

Income from continuing operations before income taxes and discontinued operations	13,945	9,954	25,337	3,830
Income tax expense	5,315	4,060	10,642	1,609

Income from continuing operations	8,630	5,894	14,695	2,221
Income (loss) from discontinued operations, net of taxes	635	(984)	(4,076)	(584)

Net income	$9,265	$4,910	$10,619	$1,637

Earnings (loss) per share, basic
Continuing operations	$0.41	$0.31	$0.70	$0.11
Discontinued operations	0.03	(0.05)	(0.19)	(0.03)

Earnings (loss) per share, basic	$0.44	$0.26	$0.51	$0.08

Earnings (loss) per share, diluted
Continuing operations	$0.39	$0.30	$0.69	$0.11
Discontinued operations	0.03	(0.05)	(0.19)	(0.03)

Earnings (loss) per share, diluted	$0.42	$0.25	$0.50	$0.08

Weighted average number of shares, basic	21,144	18,630	20,760	18,583
Dilutive effect of stock options and restricted stock	682	661	650	921

Weighted average number of shares, diluted	21,826	19,291	21,410	19,504

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended June 30,			Nine Months Ended June 30,
	2007	2006	% Change	2007	2006	% Change
Statement of Operations Data:
Net revenue	$192,278	$182,047	5.6%	$560,319	$528,930	5.9%
Adjusted EBITDA (1)	$29,799	$28,788	3.5%	$80,574	$71,131	13.3%
Income from operations	$20,156	$17,900	12.6%	$48,903	$31,851	53.5%
Income from continuing operations	$8,630	$5,894	46.4%	$14,695	$2,221	561.6%
Earnings per share from continuing operations, basic	$0.41	$0.31	32.3%	$0.70	$0.11	536.4%
Earnings per share from continuing operations, diluted	$0.39	$0.30	30.0%	$0.69	$0.11	527.3%

(1) See Supplemental Financial Disclosure—Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

	Three Months Ended June 30,			Nine Months Ended June 30,
	2007	2006	% Change	2007	2006	% Change
Selected Operating Data (a):
Number of hospitals	9	9		9	9
Licensed beds (b)	580	580		580	580
Staffed and available beds (c)	563	563		563	563
Admissions (d)	10,339	10,606	(2.5)%	30,740	31,415	(2.1)%
Adjusted admissions (e)	14,156	13,829	2.4%	41,943	40,808	2.8%
Patient days (f)	34,291	34,131	0.5%	105,601	104,287	1.3%
Adjusted patient days (g)	46,679	44,518	4.9%	143,348	135,505	5.8%
Average length of stay (days) (h)	3.32	3.22	3.1%	3.44	3.32	3.6%
Occupancy (i)	66.9%	66.6%		68.7%	67.9%
Inpatients with a catheterization procedures (j)	5,247	5,549	(5.4)%	15,463	16,137	(4.2)%
Inpatient surgical procedures (k)	2,780	2,759	0.8%	8,055	8,093	(0.5)%
Hospital net revenue	$180,135	$167,563	7.5%	$519,137	$485,031	7.0%
(a)	Selected operating data includes consolidated hospitals in operation as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements.

(b)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(c)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(d)	Admissions represent the number of patients admitted for inpatient treatment.

(e)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(f)	Patient days represent the total number of days of care provided to inpatients.

(g)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(h)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(i)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

(j)	Inpatients with a catheterization procedure represent the number of inpatients with a procedure performed in one of the hospitals’ catheterization labs during the period.

(k)	Inpatient surgical procedures represent the number of surgical procedures performed on inpatients during the period.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
     The following table reconciles Adjusted EBITDA with MedCath’s income from continuing operations as derived directly from MedCath’s consolidated financial statements for the three and nine months ended June 30, 2007 and 2006.

	Three Months Ended June 30,		Nine Months Ended June 30,
	2007	2006	2007	2006
	(in thousands)
Income from continuing operations	$8,630	$5,894	$14,695	$2,221
Add:
Income tax expense	5,315	4,060	10,642	1,609
Minority interest share of earnings of consolidated subsidiaries	3,914	4,742	10,354	12,350
Equity in net earnings of unconsolidated affiliates	(1,175)	(1,408)	(4,095)	(3,883)
Interest and other income, net	(1,752)	(2,971)	(6,285)	(5,704)
Loss on early extinguishment of debt	—	—	5,142	1,370
Interest expense	5,224	7,583	18,450	23,888
Impairment of long-lived assets	—	451	—	451
Loss (gain) on disposal of property, equipment and	188	(296)	1,047	(237)
other assets Amortization	126	252	505	756
Depreciation	8,629	8,725	26,270	25,930
Share-based compensation expense	700	1,756	3,849	12,380

Adjusted EBITDA	$29,799	$28,788	$80,574	$71,131